Exhibit 99.2

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[LOGO]

Geokinetics Inc.

ValueRich Conference

March 7-8, 2006

Forward-Looking Statements	[LOGO]

Certain matters discussed in this presentation, except for historical information contained herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  When used in this report, words such as “anticipates”, “believes”, “expects”, “estimates”, “intends”, “plans”, “projects” and similar expressions, as they relate to the Company or management, identify forward-looking statements.  Forward-looking statements include, among other things, business strategy and expectations concerning industry conditions, market position, future operations, profitability, liquidity and capital resources.  Management’s expectations and assumptions regarding Company operations and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Although we believe that the expectations reflected in such statements are reasonable, we can give no assurance that such expectations will be correct.

Geokinetics Overview

•                  Public company

•                  Seismic Acquisition , Data Processing and Interpretation for E&P Companies

•                  Approximately 650 employees

•                  Quantum Geophysical, Inc. (“Quantum” and “Trace”)

•                  Seismic acquisition

•                  Entails the use of seismic sensors (geophones) placed on the ground to record sound waves generated by explosions or by vibrations

•                  Geophysical Development Corporation (“GDC”)

•                  Data processing, analysis & interpretation

[GRAPHIC]

Geokinetics Capital Structure

•	Fully Diluted Shares	61,609,265

•	Debt as of 12.31.05	$16,949,836

•	Cash as of 12.31.05	$11,000,867

•	Trading Range since 12/1/05 (on Very Low Volume)	$2.00 to $4.00

•	Implied Market Cap	$123 to 246 MM

Major Investor Groups

•	Blackhawk, et al	17.5MM Shares	28.4%

•	Maple Leaf	15.4 MM Shares	25.0%

•	CSFB	6.0 MM Shares	9.7%

•	Wexford	5.3 MM Shares	8.6%

•	Others	12.0 MM Shares	19.6%

•	Employees	5.4 MM Shares	8.7%

•	Fully Diluted Total	61.6 MM Shares	100%

Senior Management

Geokinetics Inc.

•                  Dave Johnson, CEO and President

•                  President Worldwide Deepwater – Phillips

•                  VP Exploration – Vastar & Spirit Energy 76

•                  General Manager of Geophysics, R&D, Exploration – Shell Oil

•                  Tom Concannon, CFO and Vice President

•                  President – New Jersey Natural Resources

Quantum Geophysical, Inc. (Seismic Acquisition Subsidiary)

•                  Jim White, President – Quantum Geophysical, Inc.

•                  CEO – Trace Energy Services Ltd.

•                  VP North and South America – Western/GECO

•                  Lynn Turner, President – Quantum (US), COO – Quantum Geophysical, Inc.

•                  President – Seis Pros

•                  Sr. VP Operations – Fairfield

Geophysical Development Corp. (Data Processing Subsidiary)

•                  Lee Bell, President

•                  VP Technology – Western/GECO

•                  GM Reservoir Description – Western/GECO

•                  President – Geo-Signal

Significant growth prospects

•                  Strong macro-economic conditions and industry fundamentals

•                  Demand for Land Seismic is Increasing

•                  Contracted backlog of ~$150 million or ~96 Crew Months

•                  Contract terms and margins are improving

•                  Acquired Trace Energy Services In Dec. 2005

•                  Creates #2 Seismic Acquisition Co. in North America

•                  Currently Operating 10 Seismic Crews

•                  Pro Forma 2005 Jan-Sept Revenue $71 MM

•                  Cash Flow to Fund Continued Growth

•                  $12 million Invested in 2004-5 to Fund 3 New Crews

•                  Strong client relationships

Vision and Corporate Strategies

•                  Vision

•                  Become the leading North American based, full-service seismic company

•                  Goal

•                  Grow revenue and earnings in excess of 20% per year

•                  Strategies

•                  Near-term (2006)

•                  Capture the value of the Trace acquisition

•                  Integrate Trace into Quantum

•                  Fully utilize equipment

•                  Capture Trace’s clients for GDC processing

•                  Capitalize on the technology investment in GDC

•                  Return GDC to profitability

•                  Build a significant depth-imaging business

•                  Mid-term (2007-2008)

•                  Fund organic growth from cash flow

•                  Dominate North American land market

•                  Pursue accretive M&A opportunities

•                  Penetrate select international markets

Seismic Industry Fundamentals

North American Rig Count and Commodity Prices

Land Rigs React Quickly to Price

[CHART]

Source: Baker Hughes and Bloomberg

Seismic Crew Counts and Commodity Prices

Seismic Crews Have Responded only Modestly to Price – So Far

[CHART]

Source: World Geophysical News and Bloomberg

[LOGO]

Quantum Geophysical Overview

Quantum Overview

•                  Focused on Large 3D’s in Difficult Terrain

•                  Demand is up sharply – Total Contracted Backlog of ~$150 MM

•                  Contract terms and conditions improving

•                  Weather, Standby, Term Contracts

•                  Currently Operating 10 Crews, Expect to Average ~9 Crews for 2006

•                  Average EBITDA per crew per month improving

•	Quantum Historical	2002-2003	$108k/cm
		2004	$169k/cm

•	2005 3Q (Un-audited)	Quantum/Trace	$216k/cm
(Pro-Forma)
Competitors:
		Dawson	$205k/cm
		Tidelands	$196k/cm

Trace Transaction Summary

•                  Price: C$35 million plus 1 million shares of GOKN stock

•                  Purchase Price only slightly more than Equipment Appraised Value

•                  Experienced Management and Work Force to draw from for Expansion

•                  Improved Utilization of Canadian Equipment Major Value Driver

•                  Combined Cash Flow Funds Expansion and Modernization

•                  Pro forma GEOK/Trace Seismic Acquisition only (excluding GDC) for 3Q2005 (unaudited):

•                  Revenue $24.9 million US; EBITDA $3.6 million US

•                  Timing is Right to Capitalize on Improved Demand and Price

Geographic Diversification

Quantum and Trace Operating Locations*

[GRAPHIC]

* Marked areas on the map indicate locations where seismic surveys have been performed

Competitive Landscape

•                  North American onshore seismic crews represent ~35% of global market (1)

•                  Quantum/Trace had 14% of North American Market in Nov. 2005

North American Land Crews

3-D Crews

				% of Working
Rank	Company	Working Crews		Crews
1	Dawson Geophysical Co.	11		21%
2	Quantum Geophysical	3	>7	6%	>14%
	Trace Energy Services Ltd.	4		8%
3	Veritas DGC Inc.	5		9%
4	Lockhart Geophysical	4		8%
5	Petroleum Geo-Services ASA	4		8%
6	Tidelands Geophysical	4		8%
	Others	18		33%
	Total	53		100%

2-D Crews

		% of Working
Company	Working Crews	Crews
Paragon Geophysical	2	22%
Others	7	78%
Total	9	100%

3-D Seismic Landscape

[CHART]

Source: World Geophysical News, Geokinetics, and Trace management as of 11/3/05

(1) Based on working crews

Quantum Customers

[GRAPHIC]

Demand is Strong

•                  Currently Have 37 Contracted Jobs for ~96 Crew months

•                  Currently Have 158 Bids Outstanding

Outstanding Bids

[GRAPHIC]

Investment Highlights

•                  Significant Growth Prospects

•                  2nd Largest Provider of Land Seismic in North America

•                  Strong industry fundamentals

•                  Strong Backlog and Demand

•                  Improving Margins

•                  Cash Flow to Fund Continued Expansion

•                  Balance sheet provides financial flexibility

•                  Sophisticated energy investor support for many years (i.e. Wexford, Blackhawk, CSFB)

•                  Experienced and motivated management team

[LOGO]

ValueRich Conference

March 7-8, 2006